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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): JANUARY 5, 2004


                                 VERDISYS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           CALIFORNIA                 333-64122               22-3755993
(STATE OR OTHER JURISDICTION OF      (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      FILE NUMBER)         IDENTIFICATION NO.)


                           25025 I-45 NORTH, SUITE 525
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)


                                 (281) 364-6999
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Press Release dated January 5, 2004.

ITEM 9. REGULATION FD DISCLOSURE

         On January 5, 2004, Verdisys, Inc. (the "Company") issued a press release announcing revisions to certain of its projections contained in its slide presentation filed under Exhibit 99.1 to its Current Report on Form 8-K filed on November 17, 2003. This release, which is incorporated by reference into this Item 9 from Exhibit 99.1 hereof, is being furnished solely for the purpose of complying with Regulation FD. The press release is being furnished, not filed, pursuant to Regulation FD. Accordingly, the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the press release is not intended to, and does not, constitute a determination or admission by the Company that the information in the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

         Additionally, the press release contains forward-looking statements and information regarding the future performance and actions of the Company that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, failure to complete proposed acquisitions, failure to service or refinance debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market, and other factors beyond the control of the Company. All of such forward-looking statements are qualified by the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K reports, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VERDISYS, INC.

Date: January 6, 2004.

                                               By: /s/ Andrew Wilson
                                                   ----------------------------
                                                   Andrew Wilson
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          ------------

    99.1                Press Release dated January 5, 2004.